UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 07, 2024

BLUE RIDGE BANKSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-39165	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court Suite 101
Richmond, Virginia		23226
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 331-6521

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BRBS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed by Blue Ridge Bankshares, Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2024, on April 3, 2024, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with Castle Creek Capital Partners VIII, LP, a Delaware limited partnership (“Castle Creek”), relating to the exchange of (a) shares of the Company’s Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series C, par value $50.00 per share (the “Series C Preferred Stock”), and (b) a warrant to purchase shares of Series C Preferred Stock, in each case, held by Castle Creek for (x) shares of the Company’s Common Stock, no par value per share (the “Common Stock”), and (y) a warrant to purchase shares of Common Stock, in each case, from the Company.

Pursuant to the Exchange Agreement, on November 7, 2024, the Company issued 10,928,000 shares of Common Stock to Castle Creek in exchange for 2,732 shares of Series C Preferred Stock held by Castle Creek, and the Company issued a warrant exercisable into 5,764,000 shares of Common Stock (the “Common Stock Warrant”) in exchange for a warrant exercisable into 1,441 shares of Series C Preferred Stock held by Castle Creek. The Common Stock Warrant is exercisable at any time after issuance, and from time to time, in whole or in part into shares of Common Stock until April 3, 2029. The exercise price per share of Common Stock subject to the Common Stock Warrant is $2.50. Castle Creek may exercise the Common Stock Warrant by paying the exercise price in immediately available funds to the Company.

No commission or other remuneration was paid or given directly or indirectly for soliciting the foregoing exchanges. Accordingly, these exchanges are exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information

Certain investments discussed above involved the sale of securities in a private transaction that were not registered under the Securities Act and are subject to the resale restrictions under the Securities Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.

Date:	11/8/2024	By:	/s/ Judy C. Gavant
Judy C. Gavant Executive Vice President and Chief Financial Officer